Exhibit 99.2

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

Unless otherwise indicated, General Motors Company's (GM) non-GAAP measures are related to our continuing operations and not our discontinued operations nor assets and liabilities held for sale. GM's non-GAAP measures include earnings before interest and taxes (EBIT)-adjusted, presented net of noncontrolling interests, earnings per share (EPS)-diluted-adjusted, effective tax rate-adjusted (ETR-adjusted), return on invested capital-adjusted (ROIC-adjusted) and adjusted automotive free cash flow. GM's calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related U.S. GAAP measures.

These non-GAAP measures allow management and investors to view operating trends, perform analytical comparisons and benchmark performance between periods and among geographic regions to understand operating performance without regard to items we do not consider a component of our core operating performance. Furthermore, these non-GAAP measures allow investors the opportunity to measure and monitor our performance against our externally communicated targets and evaluate the investment decisions being made by management to improve ROIC-adjusted. Management uses these measures in its financial, investment and operational decision-making processes, for internal reporting and as part of its forecasting and budgeting processes. Further, our Board of Directors uses certain of these and other measures as key metrics to determine management performance under our performance-based compensation plans. For these reasons we believe these non-GAAP measures are useful for our investors.

EBIT-adjusted is presented net of noncontrolling interests and is used by management and can be used by investors to review our consolidated operating results because it excludes automotive interest income, automotive interest expense and income taxes as well as certain additional adjustments that are not considered part of our core operations. Examples of adjustments to EBIT include but are not limited to impairment charges related to goodwill; impairment charges on long-lived assets and other exit costs resulting from strategic shifts in our operations or discrete market and business conditions; costs arising from the ignition switch recall and related legal matters; and certain currency devaluations associated with hyperinflationary economies. For EBIT-adjusted and our other non-GAAP measures, once we have made an adjustment in the current period for an item, we will also adjust the related non-GAAP measure in any future periods in which there is an impact from the item.

EPS-diluted-adjusted is used by management and can be used by investors to review our consolidated diluted earnings per share results on a consistent basis. EPS-diluted-adjusted is calculated as net income attributable to common stockholders-diluted less income (loss) from discontinued operations on an after-tax basis, adjustments noted above for EBIT-adjusted, gains or losses on the extinguishment of debt obligations on an after-tax basis and certain income tax adjustments divided by weighted-average common shares outstanding-diluted. Examples of income tax adjustments include the establishment or reversal of significant deferred tax asset valuation allowances.

ETR-adjusted is used by management and can be used by investors to review the consolidated effective tax rate for our core operations on a consistent basis. ETR-adjusted is calculated as Income tax expense less the income tax related to the adjustments noted above for EBIT-adjusted and the income tax adjustments noted above for EPS-diluted-adjusted divided by Income before income taxes less adjustments.

ROIC-adjusted is used by management and can be used by investors to review our investment and capital allocation decisions. We define ROIC-adjusted as EBIT-adjusted for the trailing four quarters divided by ROIC-adjusted average net assets, which is considered to be the average equity balances adjusted for average automotive debt and interest liabilities, exclusive of capital leases; average automotive net pension and OPEB liabilities; and average automotive net income tax assets during the same period. Adjustments to the average equity balances exclude assets and liabilities classified as either assets held for sale or liabilities held for sale.

Adjusted automotive free cash flow is used by management and can be used by investors to review the liquidity of our automotive operations and to measure and monitor our performance against our capital allocation program and evaluate our automotive liquidity against the substantial cash requirements of our automotive operations. We measure adjusted automotive free cash flow as automotive operating cash flow from continuing operations less capital expenditures adjusted for management actions, primarily related to strengthening our balance sheet, such as prepayments of debt and discretionary contributions to employee benefit plans.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following table reconciles segment profit (loss) to Net income (loss) attributable to stockholders under U.S. GAAP (dollars in millions):

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Operating segments
GM North America (GMNA)	$2,068	$3,579	$9,014	$9,708
GM International Operations (GMIO)	337	220	974	844
GM South America (GMSA)	52	(118)	(90)	(300)
General Motors Financial Company, Inc. (GM Financial)(a)	310	193	895	600
Total operating segments	2,767	3,874	10,793	10,852
Corporate and eliminations(b)	(244)	(212)	(1,034)	(602)
EBIT-adjusted	2,523	3,662	9,759	10,250
Special items
GMIO restructuring(c)	—	—	(460)	—
Venezuela deconsolidation(d)	—	—	(80)	—
Ignition switch recall and related legal matters(e)	—	110	(114)	(65)
Total special items	—	110	(654)	(65)
Automotive interest income	59	43	184	137
Automotive interest expense	(151)	(145)	(430)	(413)
Income tax expense(f)	(2,316)	(902)	(3,637)	(2,436)
Income from continuing operations(g)	115	2,768	5,222	7,473
Income (loss) from discontinued operations, net of tax(h)	(3,096)	5	(3,935)	119
Net income (loss) attributable to stockholders	$(2,981)	$2,773	$1,287	$7,592
__________

(a)	GM Financial amounts represent earnings before income taxes-adjusted.

(b)
GM's automotive operations' interest income and interest expense, Maven, legacy costs from the Opel and Vauxhall business and certain other assets in Europe (the Opel/Vauxhall Business), which are primarily pension costs, corporate expenditures including autonomous vehicle-related engineering and other costs and certain nonsegment specific revenues and expenses, are recorded centrally in Corporate.

(c)
This adjustment was excluded because of a strategic decision to rationalize our core operations by exiting or significantly reducing our presence in various international markets to focus resources on opportunities expected to deliver higher returns. The adjustment primarily consists of asset impairments, sales incentives, inventory provisions, dealer restructuring, employee separations and other contract cancellation costs in India and South Africa.

(d)
This adjustment was excluded because we ceased operations and terminated employment relationships in Venezuela due to causes beyond our control, which included adverse political and economic conditions, including the seizure of our manufacturing facility.

(e)
These adjustments were excluded because of the unique events associated with the ignition switch recall. These events included the creation of the Ignition Switch Compensation Program, as well as various investigations, inquiries, and complaints from various constituents.

(f)
Income tax expense includes a special item of $1.8 billion in the three and nine months ended September 30, 2017 related to the establishment of a valuation allowance on deferred tax assets that will no longer be realizable as a result of the sale of the Opel/Vauxhall Business, partially offset by tax benefits related to tax settlements.

(g)	Net of Net (income) loss attributable to noncontrolling interests.

(h)	Represents the results of the Opel/Vauxhall Business and our European financing subsidiaries and branches (the Fincos, and together with the Opel/Vauxhall Business, the European Business).

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following table reconciles Net income (loss) attributable to stockholders under U.S. GAAP to EBIT-adjusted (dollars in millions):

	Three Months Ended
	September 30,		June 30,		March 31,		December 31,
	2017	2016	2017	2016	2017	2016	2016	2015
Net income (loss) attributable to stockholders	$(2,981)	$2,773	$1,660	$2,866	$2,608	$1,953	$1,835	$6,266
(Income) loss from discontinued operations, net of tax	3,096	(5)	770	(106)	69	(8)	120	230
Income tax expense (benefit)(a)	2,316	902	534	877	787	657	303	(3,139)
Gain on extinguishment of debt	—	—	—	—	—	—	—	(449)
Automotive interest expense	151	145	132	144	147	124	150	109
Automotive interest income	(59)	(43)	(68)	(50)	(57)	(44)	(45)	(40)
Adjustments
GMIO restructuring(a)	—	—	460	—	—	—	—	—
Venezuela deconsolidation(a)	—	—	80	—	—	—	—	—
Ignition switch recall and related legal matters(a)	—	(110)	114	115	—	60	235	60
Other	—	—	—	—	—	—	—	(18)
Total adjustments	—	(110)	654	115	—	60	235	42
EBIT-adjusted	$2,523	$3,662	$3,682	$3,846	$3,554	$2,742	$2,598	$3,019
________

(a)	Refer to the reconciliation of segment profit (loss) to Net income (loss) attributable to stockholders under U.S. GAAP within the previous section for adjustment details.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following table reconciles diluted earnings (loss) per common share under U.S. GAAP to EPS-diluted-adjusted (dollars in millions):

	Three Months Ended				Nine Months Ended
	September 30, 2017		September 30, 2016		September 30, 2017		September 30, 2016
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Diluted earnings (loss) per common share	$(2,983)	$(2.03)	$2,773	$1.76	$1,285	$0.85	$7,591	$4.81
Diluted (earnings) loss per common share – discontinued operations	3,096	2.11	(5)	(0.00)	3,935	2.61	(119)	(0.08)
Adjustments(a)	—	—	(110)	(0.07)	654	0.43	65	0.04
Tax effect on adjustments(b)	—	—	41	0.02	(208)	(0.14)	(25)	(0.01)
Tax adjustment(c)	1,828	1.24	—	—	1,828	1.22	—	—
EPS-diluted-adjusted	$1,941	$1.32	$2,699	$1.71	$7,494	$4.97	$7,512	$4.76
________

(a)	Refer to the reconciliation of segment profit (loss) to Net income (loss) attributable to stockholders under U.S. GAAP within the previous section for adjustment details.

(b)	The tax effect of each adjustment is determined based on the tax laws and valuation allowance status of the jurisdiction in which the adjustment relates.

(c)
This adjustment represents the tax expense related to the establishment of a valuation allowance on deferred tax assets that will no longer be realizable as a result of the sale of the Opel/Vauxhall Business, partially offset by tax benefits related to tax settlements.

The following table reconciles our effective tax rate under U.S. GAAP to ETR-adjusted (dollars in millions):

	Three Months Ended						Nine Months Ended
	September 30, 2017			September 30, 2016			September 30, 2017			September 30, 2016
	Income before income taxes	Income tax expense	Effective tax rate	Income before income taxes	Income tax expense	Effective tax rate	Income before income taxes	Income tax expense	Effective tax rate	Income before income taxes	Income tax expense	Effective tax rate
Effective tax rate	$2,430	$2,316	95.3%	$3,609	$902	25.0%	$8,870	$3,637	41.0%	$9,810	$2,436	24.8%
Adjustments(a)	—	—		(110)	(41)		654	208		65	25
Tax adjustment(b)		(1,828)			—			(1,828)			—
ETR-adjusted	$2,430	$488	20.1%	$3,499	$861	24.6%	$9,524	$2,017	21.2%	$9,875	$2,461	24.9%
________

(a)	Refer to the reconciliation of segment profit (loss) to Net income (loss) attributable to stockholders under U.S. GAAP within the previous section for adjustment details.

(b)	Refer to the reconciliation of diluted earnings (loss) per common share under U.S. GAAP to EPS-diluted-adjusted within the previous section for adjustment details.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

We define return on equity (ROE) as Net income attributable to stockholders for the trailing four quarters divided by average equity for the same period. Management uses average equity to provide comparable amounts in the calculation of ROE. The following table summarizes the calculation of ROE (dollars in billions):

	Four Quarters Ended
	September 30, 2017	September 30, 2016
Net income attributable to stockholders	$3.1	$13.9
Average equity	$44.5	$42.7
ROE	7.0%	32.5%

The following table summarizes the calculation of ROIC-adjusted (dollars in billions):

	Four Quarters Ended
	September 30, 2017	September 30, 2016
EBIT-adjusted(a)	$12.4	$13.3
Average equity	$44.5	$42.7
Add: Average automotive debt and interest liabilities (excluding capital leases)	10.8	9.4
Add: Average automotive net pension & OPEB liability	21.2	22.6
Less: Average automotive net income tax asset	(31.7)	(33.1)
ROIC-adjusted average net assets	$44.8	$41.6
ROIC-adjusted	27.6%	31.9%
________

(a)	Refer to the reconciliation of Net income (loss) attributable to stockholders under U.S. GAAP to EBIT-adjusted in a preceding section.

The following table reconciles Net automotive cash provided by operating activities from continuing operations under U.S. GAAP to adjusted automotive free cash flow (dollars in millions):

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Net automotive cash provided by operating activities – continuing operations	$1,103	$6,083	$7,265	$9,787
Less: capital expenditures	(2,148)	(2,050)	(6,287)	(6,044)
Adjustment – discretionary pension plan contributions	—	—	—	1,982
Adjusted automotive free cash flow – continuing operations	(1,045)	4,033	978	5,725
Net automotive cash provided by (used in) operating activities – discontinued operations	(116)	(328)	15	294
Less: capital expenditures – discontinued operations	(137)	(222)	(653)	(791)
Adjusted automotive free cash flow	$(1,298)	$3,483	$340	$5,228

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following tables summarize key financial information by segment (dollars in millions):

	GMNA	GMIO	GMSA	Corporate	Eliminations	Total Automotive	GM Financial	Eliminations	Total
Three Months Ended September 30, 2017
Net sales and revenue	$24,819	$3,007	$2,569	$80		$30,475	$3,161	$(13)	$33,623
Expenditures for property	$2,023	$53	$62	$9	$1	$2,148	$19	$—	$2,167
Depreciation and amortization	$1,210	$101	$65	$11	$—	$1,387	$1,743	$—	$3,130
Impairment charges	$10	$7	$—	$—	$—	$17	$—	$—	$17
Equity income(a)	$2	$457	$—	$—	$—	$459	$41	$—	$500

	GMNA	GMIO	GMSA	Corporate	Eliminations	Total Automotive	GM Financial	Eliminations	Total
Three Months Ended September 30, 2016
Net sales and revenue	$31,085	$3,376	$2,029	$40		$36,530	$2,360	$(1)	$38,889
Expenditures for property	$1,850	$123	$75	$2	$—	$2,050	$20	$—	$2,070
Depreciation and amortization	$1,088	$116	$75	$2	$(1)	$1,280	$1,249	$—	$2,529
Impairment charges	$3	$2	$—	$—	$—	$5	$—	$—	$5
Equity income(a)	$3	$459	$—	$—	$—	$462	$35	$—	$497

	GMNA	GMIO	GMSA	Corporate	Eliminations	Total Automotive	GM Financial	Eliminations	Total
Nine Months Ended September 30, 2017
Net sales and revenue	$82,594	$9,400	$6,826	$306		$99,126	$8,899	$(152)	$107,873
Expenditures for property	$5,858	$196	$216	$17	$—	$6,287	$66	$—	$6,353
Depreciation and amortization	$3,499	$327	$208	$23	$(1)	$4,056	$4,757	$—	$8,813
Impairment charges	$59	$204	$3	$5	$—	$271	$—	$—	$271
Equity income(a)	$8	$1,448	$—	$—	$—	$1,456	$129	$—	$1,585

	GMNA	GMIO	GMSA	Corporate	Eliminations	Total Automotive	GM Financial	Eliminations	Total
Nine Months Ended September 30, 2016
Net sales and revenue	$87,815	$9,923	$5,011	$113		$102,862	$6,429	$(3)	$109,288
Expenditures for property	$5,353	$417	$269	$7	$(2)	$6,044	$58	$—	$6,102
Depreciation and amortization	$3,185	$330	$202	$12	$(3)	$3,726	$3,290	$—	$7,016
Impairment charges	$44	$65	$—	$—	$—	$109	$—	$—	$109
Equity income(a)	$162	$1,446	$—	$—	$—	$1,608	$109	$—	$1,717
________

(a)	Includes Automotive China equity income of $459 million in the three months ended September 30, 2017 and 2016 and $1.5 billion and $1.4 billion in the nine months ended September 30, 2017 and 2016.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

Vehicle Sales

GM presents both wholesale and retail vehicle sales data to assist in the analysis of our revenue and our market share. GM does not currently export vehicles to Cuba, Iran, North Korea, Sudan or Syria. Accordingly these countries are excluded from industry sales data and corresponding calculation of GM's market share.

Wholesale vehicle sales data (vehicles in thousands), which represents sales directly to dealers and others, including sales to fleet customers, is the measure that correlates to GM's revenue from the sale of vehicles, which is the largest component of Automotive net sales and revenue. Wholesale vehicle sales exclude vehicles sold by joint ventures. In the nine months ended September 30, 2017, 39.2% of our wholesale vehicle sales volume was generated outside the U.S. The following table summarizes total wholesale vehicle sales of new vehicles by automotive segment:

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
GMNA(a)	762	1,030	2,596	2,908
GMIO(b)	136	160	452	500
GMSA(a)	185	153	487	400
Total	1,083	1,343	3,535	3,808

Discontinued operations	90	268	696	904
__________

(a)	Wholesale vehicle sales related to transactions with the European Business were insignificant for the three and nine months ended September 30, 2017 and 2016.

(b)
Wholesale vehicle sales include 37 and 24 vehicles related to transactions with the European Business for the three months ended September 30, 2017 and 2016 and 131 and 94 vehicles for the nine months ended September 30, 2017 and 2016.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

Retail vehicle sales data, which represents sales to end customers based upon the good faith estimates of management, including sales to fleet customers, does not correlate directly to the revenue GM recognizes during the period. However retail vehicle sales data is indicative of the underlying demand for GM vehicles. Market share information is based primarily on retail vehicle sales volume. In countries where retail vehicle sales data is not readily available, other data sources such as wholesale or forecast volumes are used to estimate retail vehicle sales to end customers.

Retail vehicle sales data includes all sales by joint ventures on a total vehicle basis, not based on the percentage of ownership in the joint venture. Certain joint venture agreements in China allow for the contractual right to report vehicle sales of non-GM trademarked vehicles by those joint ventures. Retail vehicle sales data includes vehicles used by dealers under courtesy transportation programs and vehicles sold through the dealer registration channel primarily in Europe. This sales channel consists primarily of dealer demonstrator, loaner and self-registered vehicles which are not eligible to be sold as new vehicles after being registered by dealers. Certain fleet sales that are accounted for as operating leases are included in retail vehicle sales at the time of delivery to daily rental car companies. The following table summarizes total industry retail sales, or estimated sales where retail sales volume is not available, by geographic region (vehicles in thousands):

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
United States
Chevrolet – Cars	159	174	471	548
Chevrolet – Trucks	246	241	665	665
Chevrolet – Crossovers	142	110	380	320
Cadillac	42	46	114	119
Buick	50	66	160	170
GMC	142	136	406	390
Total United States	781	773	2,196	2,212
Canada, Mexico and Other	144	146	423	416
Total North America(a)	925	919	2,619	2,628
Asia/Pacific, Middle East and Africa
Chevrolet	243	243	670	692
Wuling	236	293	801	969
Buick	311	284	836	844
Baojun	249	149	640	478
Cadillac	46	30	131	81
Other	45	46	136	150
Total Asia/Pacific, Middle East and Africa(a)(b)(c)	1,130	1,045	3,214	3,214
South America(a)(d)	179	153	487	422
Total in GM markets	2,234	2,117	6,320	6,264
Total Europe	83	274	684	897
Total Worldwide	2,317	2,391	7,004	7,161
_______

(a)	Sales of Opel/Vauxhall outside of Europe were insignificant in the three and nine months ended September 30, 2017 and 2016.

(b)
In the three months ended March 31, 2017, we began using estimated vehicle registrations data as the basis for calculating industry volume and market share in China. In the three and nine months ended September 30, 2016, wholesale volumes were used for Industry, GM and Market Share. Our retail sales in China were 908 and 2,718 in the three and nine months ended September 30, 2016.

(c)	Includes Industry and GM sales in India and South Africa. We intend to phase out sales of Chevrolet in the Indian and South African markets by the end of 2017.

(d)	Primarily Chevrolet.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The vehicle sales at GM's China joint ventures presented in the following table are included in GM's retail vehicle sales on the preceding page (vehicles in thousands):

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
SAIC General Motors Sales Co., Ltd.(a)	497	433	1,307	1,243
SAIC GM Wuling Automobile Co., Ltd. and FAW-GM Light Duty Commercial Vehicle Co., Ltd.(a)	485	441	1,441	1,447

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Market Share
United States – Cars	11.4%	12.5%	11.5%	12.6%
United States – Trucks	27.2%	27.8%	25.6%	26.4%
United States – Crossovers	15.4%	13.3%	15.0%	13.2%
Total United States	17.3%	17.0%	16.7%	16.6%
Total North America	16.7%	16.5%	16.3%	16.1%
Total Asia/Pacific, Russia, Middle East and Africa(a)	9.3%	9.0%	9.2%	9.2%
Total South America	16.1%	15.9%	15.9%	15.6%
Total GM Market	11.9%	11.7%	11.6%	11.6%
Total Europe	1.9%	6.4%	4.7%	6.4%
Total Worldwide	10.0%	10.6%	10.2%	10.5%

United States fleet sales as a percentage of retail vehicle sales	17.4%	15.5%	19.0%	19.1%

North America capacity two shift utilization	86.2%	115.3%	98.6%	106.6%
_______

(a)
In the three months ended March 31, 2017, we began using estimated vehicle registrations data as the basis for calculating industry volume and market share in China. In the three and nine months ended September 30, 2016, wholesale volumes were used for Industry, GM and Market Share.

General Motors Company and Subsidiaries

Combining Income Statement Information
(In millions) (Unaudited)

	Three Months Ended September 30, 2017				Three Months Ended September 30, 2016
	Automotive	GM Financial	Eliminations	Combined	Automotive	GM Financial	Eliminations	Combined
Net sales and revenue
Automotive	$30,475	$—	$(9)	$30,466	$36,530	$—	$—	$36,530
GM Financial	—	3,161	(4)	3,157	—	2,360	(1)	2,359
Total net sales and revenue	30,475	3,161	(13)	33,623	36,530	2,360	(1)	38,889
Costs and expenses
Automotive cost of sales	26,522	—	(11)	26,511	31,140	—	(1)	31,139
GM Financial interest, operating and other expenses	—	2,892	—	2,892	—	2,202	—	2,202
Automotive selling, general and administrative expense	2,304	—	—	2,304	2,400	—	—	2,400
Total costs and expenses	28,826	2,892	(11)	31,707	33,540	2,202	(1)	35,741
Operating income	1,649	269	(2)	1,916	2,990	158	—	3,148
Automotive interest expense	153	—	(2)	151	145	—	—	145
Interest income and other non-operating income, net	165	—	—	165	109	—	—	109
Equity income	459	41	—	500	462	35	—	497
Income before income taxes	2,120	310	—	2,430	3,416	193	—	3,609
Income tax expense	2,204	112	—	2,316	837	65	—	902
Income from continuing operations	(84)	198	—	114	2,579	128	—	2,707
Income (loss) from discontinued operations, net of tax	(3,112)	16	—	(3,096)	(24)	29	—	5
Net income (loss)	(3,196)	214	—	(2,982)	2,555	157	—	2,712
Net loss attributable to noncontrolling interests	1	—	—	1	61	—	—	61
Net income (loss) attributable to stockholders	$(3,195)	$214	$—	$(2,981)	$2,616	$157	$—	$2,773

Net income (loss) attributable to common stockholders	$(3,195)	$212	$—	$(2,983)	$2,616	$157	$—	$2,773

	Nine Months Ended September 30, 2017				Nine Months Ended September 30, 2016
	Automotive	GM Financial	Eliminations	Combined	Automotive	GM Financial	Eliminations	Combined
Net sales and revenue
Automotive	$99,126	$—	$(143)	$98,983	$102,862	$—	$—	$102,862
GM Financial	—	8,899	(9)	8,890	—	6,429	(3)	6,426
Total net sales and revenue	99,126	8,899	(152)	107,873	102,862	6,429	(3)	109,288
Costs and expenses
Automotive cost of sales	85,308	—	(147)	85,161	87,764	—	(3)	87,761
GM Financial interest, operating and other expenses	—	8,133	—	8,133	—	5,938	—	5,938
Automotive selling, general and administrative expense	7,141	—	—	7,141	7,378	—	—	7,378
Total costs and expenses	92,449	8,133	(147)	100,435	95,142	5,938	(3)	101,077
Operating income	6,677	766	(5)	7,438	7,720	491	—	8,211
Automotive interest expense	435	—	(5)	430	413	—	—	413
Interest income and other non-operating income, net	277	—	—	277	295	—	—	295
Equity income	1,456	129	—	1,585	1,608	109	—	1,717
Income before income taxes	7,975	895	—	8,870	9,210	600	—	9,810
Income tax expense	3,380	257	—	3,637	2,310	126	—	2,436
Income from continuing operations	4,595	638	—	5,233	6,900	474	—	7,374
Income (loss) from discontinued operations, net of tax	(3,766)	(169)	—	(3,935)	17	102	—	119
Net income	829	469	—	1,298	6,917	576	—	7,493
Net (income) loss attributable to noncontrolling interests	(11)	—	—	(11)	99	—	—	99
Net income attributable to stockholders	$818	$469	$—	$1,287	$7,016	$576	$—	$7,592

Net income attributable to common stockholders	$818	$467	$—	$1,285	$7,016	$576	$—	$7,592

General Motors Company and Subsidiaries

Basic and Diluted Earnings per Share
(Unaudited)

The following table summarizes basic and diluted earnings (loss) per share (in millions, except per share amounts):

	Three Months Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Basic earnings per share
Income from continuing operations(a)	$115	$2,768	$5,222	$7,473
Less: cumulative dividends on GM Financial preferred stock	(2)	—	(2)	—
Income from continuing operations attributable to common stockholders	113	2,768	5,220	7,473
Income (loss) from discontinued operations, net of tax	(3,096)	5	(3,935)	119
Net income (loss) attributable to common stockholders	$(2,983)	$2,773	$1,285	$7,592

Weighted-average common shares outstanding	1,445	1,550	1,483	1,548
Basic earnings per common share – continuing operations	$0.08	$1.79	$3.52	$4.83
Basic earnings (loss) per common share – discontinued operations	$(2.14)	$—	$(2.65)	$0.07
Basic earnings (loss) per common share	$(2.06)	$1.79	$0.87	$4.90
Diluted earnings per share
Income from continuing operations attributable to common stockholders – diluted(a)	$113	$2,768	$5,220	$7,472
Income (loss) from discontinued operations, net of tax – diluted	$(3,096)	$5	$(3,935)	$119
Net income (loss) attributable to common stockholders – diluted	$(2,983)	$2,773	$1,285	$7,591
Weighted-average common shares outstanding – diluted	1,472	1,574	1,507	1,578
Diluted earnings per common share – continuing operations	$0.08	$1.76	$3.46	$4.73
Diluted earnings (loss) per common share – discontinued operations	$(2.11)	$—	$(2.61)	$0.08
Diluted earnings (loss) per common share	$(2.03)	$1.76	$0.85	$4.81
__________

(a)	Net of Net (income) loss attributable to noncontrolling interests.

General Motors Company and Subsidiaries

Combining Balance Sheet Information
(In millions, except per share amounts) (Unaudited)

	September 30, 2017				December 31, 2016
	Automotive	GM Financial	Reclassifications / Eliminations	Combined	Automotive	GM Financial	Reclassifications / Eliminations	Combined
ASSETS
Current Assets
Cash and cash equivalents	$8,816	$3,976	$—	$12,792	$9,759	$2,815	$—	$12,574
Marketable securities	8,454	—	—	8,454	11,841	—	—	11,841
Accounts and notes receivable, net(a)	9,826	779	(592)	10,013	8,568	801	(669)	8,700
GM Financial receivables, net(b)	—	19,779	(380)	19,399	—	16,474	(347)	16,127
Inventories	11,789	—	—	11,789	11,040	—	—	11,040
Equipment on operating leases, net	1,632	—	—	1,632	1,110	—	—	1,110
Other current assets	2,006	2,903	—	4,909	1,658	1,975	—	3,633
Current assets held for sale(c)(d)	49	7,581	—	7,630	4,591	6,883	(296)	11,178
Total current assets	42,572	35,018	(972)	76,618	48,567	28,948	(1,312)	76,203
Non-current Assets
GM Financial receivables, net(b)	—	21,085	(64)	21,021	—	17,001	—	17,001
Equity in net assets of nonconsolidated affiliates	7,701	1,119	—	8,820	8,052	944	—	8,996
Property, net	34,932	246	—	35,178	32,389	214	—	32,603
Goodwill and intangible assets, net	4,483	1,371	—	5,854	4,783	1,366	—	6,149
Equipment on operating leases, net	—	41,775	—	41,775	—	34,342	—	34,342
Deferred income taxes	30,625	98	—	30,723	32,931	241	—	33,172
Other assets	4,083	922	—	5,005	3,038	811	—	3,849
Non-current assets held for sale	—	4,508	—	4,508	5,295	4,080	—	9,375
Total non-current assets	81,824	71,124	(64)	152,884	86,488	58,999	—	145,487
Total Assets	$124,396	$106,142	$(1,036)	$229,502	$135,055	$87,947	$(1,312)	$221,690
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable (principally trade)(a)	$23,151	$706	$(592)	$23,265	$23,305	$696	$(668)	$23,333
Short-term debt and current portion of long-term debt
Automotive(b)	1,507	—	(380)	1,127	1,407	—	(347)	1,060
GM Financial	—	24,480	—	24,480	—	22,737	—	22,737
Accrued liabilities	23,453	3,150	—	26,603	23,219	2,675	(1)	25,893
Current liabilities held for sale(c)	—	6,374	—	6,374	7,092	5,362	(296)	12,158
Total current liabilities	48,111	34,710	(972)	81,849	55,023	31,470	(1,312)	85,181
Non-current Liabilities
Long-term debt
Automotive(b)	12,572	—	(64)	12,508	9,500	—	—	9,500
GM Financial	—	54,558	—	54,558	—	41,826	—	41,826
Postretirement benefits other than pensions	5,758	—	—	5,758	5,803	—	—	5,803
Pensions	14,116	3	—	14,119	15,261	3	—	15,264
Other liabilities	11,194	1,549	—	12,743	11,125	1,290	—	12,415
Non-current liabilities held for sale	—	4,490	—	4,490	3,295	4,331	—	7,626
Total non-current liabilities	43,640	60,600	(64)	104,176	44,984	47,450	—	92,434
Total Liabilities	91,751	95,310	(1,036)	186,025	100,007	78,920	(1,312)	177,615
Commitments and contingencies
Equity
Common stock, $0.01 par value	14	—	—	14	15	—	—	15
Preferred stock, $0.01 par value	—	—	—	—	—	—	—	—
Additional paid-in capital(e)	25,782	985	(985)	25,782	26,982	1	—	26,983
Retained earnings	13,472	10,758	—	24,230	15,903	10,265	—	26,168
Accumulated other comprehensive loss	(6,872)	(911)	—	(7,783)	(8,091)	(1,239)	—	(9,330)
Total stockholders’ equity	32,396	10,832	(985)	42,243	34,809	9,027	—	43,836
Noncontrolling interests(e)	249	—	985	1,234	239	—	—	239
Total Equity	32,645	10,832	—	43,477	35,048	9,027	—	44,075
Total Liabilities and Equity	$124,396	$106,142	$(1,036)	$229,502	$135,055	$87,947	$(1,312)	$221,690
_________

(a)
Eliminations primarily include Automotive accounts receivable of $253 million offset by GM Financial accounts payable, GM Financial accounts receivable of $339 million offset by Automotive accounts payable at September 30, 2017 and Automotive accounts receivable of $322 million offset by GM Financial accounts payable, GM Financial accounts receivable of $347 million offset by Automotive accounts payable at December 31, 2016.

(b)	Eliminations include GM Financial loan receivable of $444 million and $347 million offset by an Automotive loan payable at September 30, 2017 and December 31, 2016.

(c)
Eliminations include GM Financial assets held for sale of $217 million primarily related to wholesale and commercial lending receivables offset by Automotive liabilities held for sale at December 31, 2016, Automotive assets held for sale of $79 million primarily trade receivables offset by GM Financial liabilities held for sale at December 31, 2016.

(d)	Automotive Current assets held for sale to be terminated per the terms of the Master Agreement to sell the European Business.

(e)	Reclassification of GM Financial Cumulative Perpetual Preferred Stock, Series A. The preferred stock is classified as noncontrolling interests in our condensed consolidated balance sheet.

General Motors Company and Subsidiaries

Combining Cash Flow Information
(In millions) (Unaudited)

	Nine Months Ended September 30, 2017				Nine Months Ended September 30, 2016
	Automotive	GM Financial	Reclassification/Eliminations	Combined	Automotive	GM Financial	Reclassification	Combined
Cash flows from operating activities
Income from continuing operations	$4,595	$638	$—	$5,233	$6,900	$474	$—	$7,374
Depreciation, amortization and impairment charges	4,327	4,757	—	9,084	3,835	3,290	—	7,125
Foreign currency remeasurement and transaction (gains) losses	(21)	9	—	(12)	140	3	—	143
Undistributed earnings of nonconsolidated affiliates, net	499	(129)	—	370	380	20	—	400
Pension contributions and OPEB payments	(1,109)	—	—	(1,109)	(3,097)	—	—	(3,097)
Pension and OPEB income, net	(646)	—	—	(646)	(587)	—	—	(587)
Provision for deferred taxes	3,295	222	—	3,517	2,148	46	—	2,194
Change in other operating assets and liabilities(a)	(3,675)	(702)	(1,684)	(6,061)	68	(261)	(1,078)	(1,271)
Net cash provided by operating activities – continuing operations	7,265	4,795	(1,684)	10,376	9,787	3,572	(1,078)	12,281
Net cash provided by operating activities – discontinued operations	15	243	(194)	64	294	286	(272)	308
Net cash provided by operating activities	7,280	5,038	(1,878)	10,440	10,081	3,858	(1,350)	12,589
Cash flows from investing activities
Expenditures for property	(6,287)	(66)	—	(6,353)	(6,044)	(58)	—	(6,102)
Available-for-sale marketable securities, acquisitions	(4,499)	—	—	(4,499)	(8,613)	—	—	(8,613)
Trading marketable securities, acquisitions	—	—	—	—	(249)	—	—	(249)
Available-for-sale marketable securities, liquidations	7,901	—	—	7,901	8,090	—	—	8,090
Trading marketable securities, liquidations	—	—	—	—	846	—	—	846
Acquisition of companies/investments, net of cash acquired	(5)	—	—	(5)	(802)	—	—	(802)
Purchases of finance receivables, net(a)	—	(16,824)	1,690	(15,134)	—	(11,467)	1,078	(10,389)
Principal collections and recoveries on finance receivables	—	9,410	(47)	9,363	—	7,368	—	7,368
Purchases of leased vehicles, net	—	(14,809)	—	(14,809)	—	(14,959)	—	(14,959)
Proceeds from termination of leased vehicles	—	4,649	—	4,649	—	1,799	—	1,799
Other investing activities	97	1	—	98	161	39	—	200
Net cash (used in) investing activities – continuing operations	(2,793)	(17,639)	1,643	(18,789)	(6,611)	(17,278)	1,078	(22,811)
Net cash (used in) investing activities – discontinued operations	(3,613)	(468)	109	(3,972)	(780)	(680)	272	(1,188)
Net cash (used in) investing activities	(6,406)	(18,107)	1,752	(22,761)	(7,391)	(17,958)	1,350	(23,999)
Cash flows from financing activities
Net increase (decrease) in short-term debt	(69)	(305)	—	(374)	12	(301)	—	(289)
Proceeds from issuance of debt (original maturities greater than three months)	3,691	39,357	—	43,048	2,235	28,363	—	30,598
Payments on debt (original maturities greater than three months)	(754)	(25,280)	—	(26,034)	(424)	(14,870)	—	(15,294)
Payments to purchase common stock	(2,994)	—	—	(2,994)	(1,501)	—	—	(1,501)
Proceeds from issuance of GM Financial preferred stock	—	985	—	985	—	—	—	—
Dividends paid	(1,701)	—	—	(1,701)	(1,782)	—	—	(1,782)
Other financing activities	(185)	(131)	45	(271)	(60)	(112)	—	(172)
Net cash provided by (used in) financing activities – continuing operations	(2,012)	14,626	45	12,659	(1,520)	13,080	—	11,560
Net cash provided by (used in) financing activities – discontinued operations	(124)	63	81	20	(15)	600	—	585
Net cash provided by (used in) financing activities	(2,136)	14,689	126	12,679	(1,535)	13,680	—	12,145
Effect of exchange rate changes on cash, cash equivalents and restricted cash	250	112	—	362	30	22	—	52
Net transactions with Automotive/GM Financial	—	—	—	—	(80)	80	—	—
Net increase (decrease) in cash, cash equivalents and restricted cash	(1,012)	1,732	—	720	1,105	(318)	—	787
Cash, cash equivalents and restricted cash at beginning of period	9,858	5,302	—	15,160	12,390	4,942	—	17,332
Cash, cash equivalents and restricted cash at end of period	$8,846	$7,034	$—	$15,880	$13,495	$4,624	$—	$18,119
Cash, cash equivalents and restricted cash – continuing operations at end of period	$8,846	$6,469	$—	$15,315	$13,493	$3,899	$—	$17,392
Cash, cash equivalents and restricted cash – discontinued operations at end of period	$—	$565	$—	$565	$2	$725	$—	$727
_________

(a)
Reclassifications of $1.4 billion and $1.1 billion in the nine months ended September 30, 2017 and 2016 for purchases/collections of wholesale finance receivables resulting from vehicles sold by GM to dealers that have arranged their inventory floor plan financing through GM Financial.